UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 4, 2004

IMPAX LABORATORIES, INC.
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(Exact name of Registrant as specified in its charter)

Delaware	0-27354	65-0403311

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30381 Huntwood Avenue
Hayward, CA 94544
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(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 476–2000

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Item 9.     Regulation FD Disclosure.

Item 12.     Results of Operations and Financial Condition.

     The following information is being furnished pursuant to Item 12 – Results of Operations and Financial Condition and Item 9 – Regulation FD Disclosure on this Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

     On August 4, 2004, the Company issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impax Laboratories, Inc.

Date: August 4, 2004	By: /s/ Cornel C. Spiegler
Cornel C. Spiegler
Chief Financial Officer